Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

Monthly Operating Report

For the Period December 1, 2009 to December 31, 2009

REQUIRED DOCUMENTS	Form No.

Debtors Consolidating Schedule of Receipts and Disbursements	MOR-1

Debtors Consolidating Schedule of Operating Receipts and Disbursements	MOR-1a

Schedule of Cash Disbursements by Debtor Entity	MOR-2

Schedule of Debtors Bank Account Balances	MOR-3

Schedule of Professional Fees Paid	MOR-4

Declaration Regarding the Reconciliation of the Debtors Bank Accounts	MOR-5

Debtors Consolidating Balance Sheet	MOR-6

Debtors Consolidating Statement of Operations	MOR-7

Declaration Regarding the Status of Post-Petition Taxes of the Debtors	MOR-8

Combined Listing of Post-Petition Aged Accounts Payable	MOR-9

Combined Listing of Aged Accounts Receivable	MOR-10

Summary of Debtors Post-Petition Inter-Company Receivables and Payables	MOR-11

Debtors Questionnaire	MOR-12

Supplement to Debtors Questionnaire	MOR-12a

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ William G. Harvey	January 29, 2010
Signature of Authorized Individual*	Date

William G. Harvey	Executive Vice President & Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized Individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Abitibibowater Inc., et al.,

NOTES TO THE MONTHLY OPERATING REPORT

1.	Background and Basis of Presentation: On April 16, 2009 and December 21, 2009, Abitibibowater, Inc. (“ABI” or the “Company”) and certain of its U.S. and Canadian subsidiaries (collectively, the “Debtor Entities”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “U.S. Court”) seeking relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”). On April 17, 2009, certain of the Company’s Canadian subsidiaries also filed to reorganize (the “Canadian Petition”) under the Companies’ Creditors Arrangement Act (“CCAA”) in the Superior Court of Justice in Canada, Province of Quebec, District of Montreal (the “Canadian Court”). Certain U.S. and Canadian legal entities, as well as some operations, (“Non-Debtor Affiliates”) were not included in the Chapter 11 filings and will continue to operate outside of the Chapter 11 process.

The unaudited financial statements included herein include the accounts and results of operations of the U.S. filed debtors. The information contained in this Monthly Operating Report (“MOR”) is provided to fulfill the reporting requirements set forth by the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment.

In accordance with U.S. generally accepted accounting principles (GAAP), the Company has applied American Institute of Certified Public Accountant’s Statement of Position (“SOP”) 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (“SOP 90-7”), in preparing the financial statements. SOP 90-7 requires that the financial statements, for periods subsequent to the Chapter 11 filing, distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Accordingly, certain revenues, expenses (including professional fees), realized gains and losses and provisions for losses that are realized or incurred in the bankruptcy proceedings, are recorded in reorganization items on the accompanying unaudited statements of operations. In addition, pre-petition obligations that may be impacted by the bankruptcy reorganization process have been classified on the unaudited balance sheet at December 31, 2009 as Liabilities Subject to Compromise.

These financial statements are not intended to be prepared in conformity with U.S. GAAP, because they do not include all of the information and footnote disclosures required by U.S. GAAP for complete financial statements. The information contained in this MOR: (a) has not been audited or reviewed by independent registered public accountants, (b) is limited to the time period indicated, and (c) is not intended to reconcile to the consolidated financial statements filed by the Company in its Annual Report on Form 1O-K for the Year ended December 31, 2008 (“2008 Form 1O-K”) filed with the Securities and Exchange Commission (“SEC”) on April 30, 2009, or with consolidated financial statements in subsequently filed Quarterly Reports on Form 10-Q.

Preparation of the MOR requires management to make estimates and assumptions about future events that affect the reported amounts of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities. The Company cannot determine future events and their effects with certainty, particularly while the Chapter 11 cases are proceeding. Therefore, the determination of estimates requires the exercise of judgment based on various assumptions, and other factors such as historical experience, current and expected economic conditions, and in some cases, actuarial calculations. The Company constantly reviews these significant factors and makes adjustments when appropriate.

The statement of operations and cash flows presented in the MOR for any interim period are not necessarily indicative of the results that may be expected for a full quarter, full year, or any future interim period. While every effort has been made to assure the accuracy and completeness of this MOR, errors or omissions may have inadvertently occurred and the Company reserves the right to amend the MOR as necessary. In particular, the Company is in the process of reconciling its pre-petition and post-petition liabilities, as well as its liabilities subject to compromise and not subject to compromise, and such amounts are subject to reclassification and/or adjustment in the future.

For the reasons discussed above, the Company cautions readers not to place undue reliance upon information contained in the MOR. For further information, refer to the Company’s consolidated financial statements and footnotes included in its 2008 Form 10-K filed with the SEC on April 30, 2009 and other filings with the SEC.

2.	DIP Credit Facility: In connection with the commencement of the Chapter 11 proceedings, on April 16, 2009 the Company and certain of its affiliates filed a motion with the U.S. Court seeking approval to enter into a post petition credit agreement (the “DIP Credit Agreement”). On April 17, 2009, the U.S. Court granted interim approval of the DIP Credit Agreement. Final approval of the DIP Credit Agreement was granted by the U.S. Court on June 4, 2009.

The DIP Credit Agreement, as amended, provides for a term loan in the aggregate principal amount of up to USD $360,000,000, consisting of USD $166,000,000 for term loan borrowings of the US Borrowers, and a USD $40,000,000 term loan for borrowings of Bowater Canada ( the “Initial Loan”), plus subject to further approval from the Bankruptcy Court only after notice and a further hearing, an incremental USD $154,000,000 which may be advanced after the date of this order (the Incremental Facility).

The use of proceeds under the DIP Credit Agreement may be used for: (a) working capital; (b) other general corporate purposes of the Bowater Debtors; (c) payment of any related transaction costs, fees and expenses; (d) the payment of Adequate Protection Obligations; and (e) the costs of administration of these cases. On April 20th and 21st, the company drew down the current available amount of the DIP agreement.

3.

MOR-1 and MOR-1a: The detail presented in MOR-1 represents the total receipts and disbursements, taken directly from the debtors’ bank statements, for the period December 1st, 2009 through December 31st, 2009. The beginning and ending balances are also reported directly from the bank statements. Due to the nature of the debtor’s cash management system, the actual operating receipts and disbursements are captured within the numbers presented. MOR-1a breaks out the operating receipts and disbursements. Major categories of disbursements have been listed. The Company continues to refine the process by which items in the “Other” category are identified. These refinements will appear in subsequent month MORs.

4.	Significant Accounting Policies: The significant accounting policies are consistent with those listed in the Company’s 2008 Form 10-K filed with the SEC on April 30, 2009.

5.

Liabilities Subject to Compromise: SOP 90-7 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as Liabilities Subject to Compromise may be subject to future adjustments, depending on court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events. Certain accounts included in the Liabilities Subject to Compromise may be entitled to administrative expense priority under section 503(b)(9) of the Bankruptcy Code. As of December 31st, 2009, the components of Liabilities Subject to Compromise consisted of:

Unsecured Debt	$2,970,594,297

Accounts Payable	96,991,778

OPEB & Pension	619,977,034
Liabilities Subject to Compromise	$3,687,563,109

Under the Bankruptcy Code, the Debtors generally must assume or reject pre-petition executory contracts, including but not limited to real property leases, subject to the approval of the Bankruptcy Courts and certain other conditions. In this context, “assumption” means that the company agrees to perform its obligations and cure all existing defaults under the contract or lease, and “rejection” means that it is relieved from its obligations to perform further under the contract or lease, but is subject to a pre-petition claim for damages for the breach thereof subject to certain limitations. Any damages resulting from rejection of executory contracts that are permitted to be recovered under the Bankruptcy Code will be treated as Liabilities Subject to Compromise unless such claims were secured prior to the Petition Date.

Since the Petition Date, the Company has received Court approval to reject a number of leases and other executory contracts of various types. The Company is reviewing all of its executory contracts and unexpired leases to determine which additional contracts and leases it will reject. The Company expects that additional Liabilities Subject to Compromise will arise due to rejection of executory contracts, including leases, and from the determination of the U.S. Court (or agreement by parties in interest) of allowed claims for contingencies and other disputed amounts. The Company also expects that the assumption of additional executory contracts and unexpired leases will convert certain of the liabilities shown on the accompanying financial statements as subject to compromise to post-petition liabilities. Due to the uncertain nature of many of the potential claims, the Company cannot project the magnitude of such claims with any degree of certainty.

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-1

Debtors Consolidating Schedule of Receipts and Disbursements (1)

For the period of December 1, 2009 through December 31, 2009

(Dollars in Thousands)

	All Debtor’s Grand Totals	AbitibiBowater Inc. 09-11296	AbitibiBowater US Holding LLC 09-11297	Donohue Corp. 09-11298	Abitibi Consolidated Sales Corporation (ACSC) 09-11299	Abitibi- Consolidated Alabama Corporation 09-11300	Alabama River Newsprint Company (ARNC) 09-11301	Abitibi- Consolidated Corporation 09-11302	Augusta Woodlands, LLC 09-11303	Tenex Data Inc. 09-11304	Abitibi- Consolidated Finance LP 09-11305
		No Accounts	No Accounts			No Accounts				No Accounts
Beginning Cash Balance	$441,999	$—	$—	$701	$11,997	$—	$1,379	$566	$273	$—	$51
Total Cash Receipts	$957,577	$—	$—	$—	$204,441	$—	$76	$13,423	$—	$—	$—
Total Cash Disbursements	$(933,724)	$—	$—	$—	$(203,780)	$—	$(100)	$(13,479)	$—	$—	$(0)

Ending Cash Balance	$465,852	$—	$—	$701	$12,658	$—	$1,355	$510	$273	$—	$51

	Bowater Newsprint South LLC 09-11306	Bowater Newsprint South Operations LLC 09-11307	Bowater Finance II, LLC 09-11308	Bowater Alabama LLC 09-11309	Coosa Pines Golf Club, LLC 09-11310	Bowater Incorporated 09-11311	Catawba Property Holdings LLC 09-11312	Bowater Finance Company Inc. 09-11314	Bowater South American Holdings, Inc. 09-11315	Bowater America Inc. (BAI) 09-11316	Lake Superior Forest Products Inc. 09-11317
			No Accounts		No Accounts		No Accounts		No Accounts	No Accounts
Beginning Cash Balance	$1	$4	$—	$669	$—	$409,641	$—	$3	$—	$—	$45
Total Cash Receipts	$—	$—	$—	$535	$—	$550,702	$—	$—	$—	$—	$45
Total Cash Disbursements	$—	$(0)	$—	$(1,093)	$—	$(531,154)	$—	$—	$—	$—	$(89)

Ending Cash Balance	$1	$4	$—	$111	$—	$429,189	$—	$3	$—	$—	$1

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-1 (Continued)

Debtors Consolidating Schedule of Receipts and Disbursements (1)

For the period of December 1, 2009 through December 31, 2009

(Dollars in Thousands)

	Bowater Canada Finance Corporation 09-11319	Bowater Canadian Holdings Incorporated 09-11320	AbitibiBowater Canada Inc. 09-11321	Bowater Canadian Forest Products Inc. 09-11322	Bowater Maritimes Inc. 09-11324	Bowater LaHave Corporation 09-11325	Bowater Canadian Limited 09-11326	Bowater Nuway Inc. 09-11328	Bowater Nuway Mid-States Inc. 09-11329	Bowater Ventures Inc. 09-11330	AbitibiBowater US Holding 1 Corp 09-11331	ABH LLC 1 09-14485	ABH Holding Company LLC 09-14487
									No Accounts			No Accounts	No Accounts
Beginning Cash Balance	$3	$335	$1	$15,346	$205	$42	$732	$1	$—	$3	$0	$—	$—
Total Cash Receipts	$—	$329	$—	$187,474	$548	$—	$2	$—	$—	$—	$1	$—	$—
Total Cash Disbursements	$(1)	$(0)	$(0)	$(183,498)	$(529)	$(0)	$(0)	$(0)	$—	$(0)	$(0)	$—	$—

Ending Cash Balance	$2	$664	$1	$19,322	$224	$42	$734	$1	$—	$3	$1	$—	$—

Notes:

(1)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks and therefore the ending cash balance on MOR-1 may not agree with the ending cash balance on MOR-6. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(2)	Receipts and disbursements include all cash transactions from bank statements including all activity within the accounts of a Debtor, and activity to and from affiliated Debtors.
(3)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at the end of month foreign exchange rates.

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor:

MOR-1a

Debtors Consolidated Schedule of Receipts and Disbursements (1)

For the period of December 1, 2009 through December 31, 2009

(Dollars in Thousands)

	All Debtor’s Grand Totals	AbitibiBowater Inc. 09-11296	AbitibiBowater US Holding LLC 09-11297	Donohue Corp. 09-11298	Abitibi Consolidated Sales Corporation (ACSC) 09-11299	Abitibi- Consolidated Alabama Corporation 09-11300	Alabama River Newsprint Company (ARNC) 09-11301	Abitibi- Consolidated Corporation 09-11302	Augusta Woodlands, LLC 09-11303	Tenex Data Inc. 09-11304	Abitibi- Consolidated Finance LP 09-11305	Bowater Newsprint South LLC 09-11306

Total Cash Receipts	$365,295	$—	$—	$—	$130,542	$—	$16	$168	$—	$—	$—	$—

Disbursements:
Payroll & Payroll Taxes	$(36,757)	$(209)	$—	$—	$—	$—	$(74)	$(1,264)	$—	$—	$—	$—
Non-Payroll Labor	$(6,432)	$—	$—	$—	$—	$—	$(13)	$—	$—	$—	$—	$—
Raw Materials	$(66,162)	$—	$—	$—	$—	$—	$—	$(6,484)	$—	$—	$—	$—
Utilities	$(19,568)	$—	$—	$—	$—	$—	$(0)	$—	$—	$—	$—	$—
Freight	$(7,588)	$—	$—	$—	$(732)	$—	$—	$—	$—	$—	$—	$—
SG&A	$(19,694)	$—	$—	$—	$(1,285)	$—	$(4)	$—	$—	$—	$—	$—
Supplies	$(13,132)	$—	$—	$—	$—	$—	$(1)	$—	$—	$—	$—	$—
Rent	$(95)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Customer Rebates	$(3,425)	$—	$—	$—	$(552)	$—	$—	$—	$—	$—	$—	$—
Interest	$(8,063)	$—	$—	$—	$(3,286)	$—	$—	$—	$—	$—	$—	$—
Security Deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	$(24,682)	$—	$—	$—	$(12,645)	$—	$(9)	$—	$—	$—	$—	$—

Total Cash Disbursements	$(205,598)	$(209)	$—	$—	$(18,499)	$—	$(100)	$(7,748)	$—	$—	$—	$—

Notes:

(1)	MOR 1-a represents the cash flow of the current operating accounts used by the debtors.
(2)	MOR 1-a excludes $1.3 billion of intercompany cash settlements, and $37.0 million of currency exchange transactions.
(3)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(4)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at end of month foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor:

MOR-1a (Continued)

Debtors Consolidated Schedule of Receipts and Disbursements (1)

For the period of December 1, 2009 through December 31, 2009

(Dollars in Thousands)

	Bowater Newsprint South Operations LLC 09-11307	Bowater Finance II, LLC 09-11308	Bowater Alabama LLC 09-11309	Coosa Pines Golf Club, LLC 09-11310	Bowater Incorporated 09-11311	Catawba Property Holdings LLC 09-11312	Bowater Finance Company Inc. 09-11314	Bowater South American Holdings, Inc. 09-11315	Bowater America Inc. (BAI) 09-11316	Lake Superior Forest Products Inc. 09-11317	Bowater Canada Finance Corporation 09-11319	Bowater Canadian Holdings Incorporated 09-11320

Total Cash Receipts	$—	$—	$535	$—	$200,770	$—	$—	$—	$—	$—	$—	$—

Disbursements:
Payroll & Payroll Taxes	$(1,156)	$—	$(2,999)	$—	$(18,475)	$—	$—	$—	$(1,017)	$—	$—	$—
Non-Payroll Labor	$(274)	$—	$(4)	$—	$(5,156)	$—	$—	$—	$—	$—	$—	$—
Raw Materials	$(516)	$—	$—	$—	$(43,705)	$—	$—	$—	$(22)	$—	$—	$—
Utilities	$(169)	$—	$—	$—	$(15,272)	$—	$—	$—	$—	$—	$—	$—
Freight	$(3)	$—	$(62)	$—	$(6,460)	$—	$—	$—	$(75)	$—	$—	$—
SG&A	$(55)	$—	$(0)	$—	$(15,822)	$—	$—	$—	$—	$—	$—	$—
Supplies	$(818)	$—	$—	$—	$(10,314)	$—	$—	$—	$—	$—	$—	$—
Rent	$—	$—	$—	$—	$(95)	$—	$—	$—	$—	$—	$—	$—
Customer Rebates	$—	$—	$—	$—	$(1,042)	$—	$—	$—	$(1,609)	$—	$—	$—
Interest	$—	$—	$—	$—	$(3,641)	$—	$—	$—	$—	$—	$—	$—
Security Deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	$(5)	$—	$(28)	$—	$(1,919)	$—	$—	$—	$—	$—	$—	$—

Total Cash Disbursements	$(2,996)	$—	$(3,094)	$—	$(121,902)	$—	$—	$—	$(2,722)	$—	$—	$—

Notes:

(1)	MOR 1-a represents the cash flow of the current operating accounts used by the debtors.
(2)	MOR 1-a excludes $1.3 billion of intercompany cash settlements, and $37.0 million of currency exchange transactions.
(3)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(4)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at end of month foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

MOR-1a (Continued)

Debtors Consolidated Schedule of Receipts and Disbursements (1)

For the period of December 1, 2009 through December 31, 2009

(Dollars in Thousands)

	AbitibiBowater Canada Inc. 09-11321	Bowater Canadian Forest Products Inc. 09-11322	Bowater Maritimes Inc. 09-11324	Bowater LaHave Corporation 09-11325	Bowater Canadian Limited 09-11326	Bowater Nuway Inc. 09-11328	Bowater Nuway Mid-States Inc. 09-11329	Bowater Ventures Inc. 09-11330	AbitibiBowater US Holding 1 Corp 09-11331	ABH LLC 1 09-14485	ABH Holding Company LLC 09-14487

Total Cash Receipts	$—	$33,256	$9	$—	$—	$—	$—	$—	$—	$—	$—

Disbursements:
Payroll & Payroll Taxes	$—	$(11,560)	$—	$—	$—	$—	$(3)	$—	$—	$—	$—
Non-Payroll Labor	$—	$(984)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Raw Materials	$—	$(15,436)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Utilities	$—	$(4,127)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Freight	$—	$(256)	$—	$—	$—	$—	$—	$—	$—	$—	$—
SG&A	$—	$(2,526)	$—	$—	$—	$(2)	$—	$—	$—	$—	$—
Supplies	$—	$(1,999)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Rent	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Customer Rebates	$—	$(223)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Interest	$—	$(1,136)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Security Deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	$(10,077)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Cash Disbursements	$(10,077)	$(38,247)	$—	$—	$—	$(2)	$(3)	$—	$—	$—	$—

Notes:

(1)	MOR 1-a represents the cash flow of the current operating accounts used by the debtors.
(2)	MOR 1-a excludes $1.3 billion of intercompany cash settlements, and $37.0 million of currency exchange transactions.
(3)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(4)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at end of month foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-2

Schedule of Cash Disbursements by Debtor Entity

(Dollars in Thousands)

Debtor Entity	Notes	Bankruptcy Case Number	Disbursements for the Period December 1, 2009 to December 31, 2009 (1)
AbitibiBowater Inc.		09-11296	$209
AbitibiBowater US Holding LLC	(2)	09-11297	$—
Donohue Corp.	(2)	09-11298	$—
Abitibi Consolidated Sales Corporation (ACSC)		09-11299	$18,499
Abitibi-Consolidated Alabama Corporation	(2)	09-11300	$—
Alabama River Newsprint Company (ARNC)		09-11301	$100
Abitibi-Consolidated Corporation		09-11302	$7,748
Augusta Woodlands, LLC	(2)	09-11303	$—
Tenex Data Inc.	(2)	09-11304	$—
Abitibi-Consolidated Finance LP	(2)	09-11305	$—
Bowater Newsprint South LLC	(2)	09-11306	$—
Bowater Newsprint South Operations LLC		09-11307	$2,996
Bowater Finance II, LLC	(2)	09-11308	$—
Bowater Alabama LLC		09-11309	$3,094
Coosa Pines Golf Club, LLC	(2)	09-11310	$—
Bowater Incorporated		09-11311	$121,902
Catawba Property Holdings LLC	(2)	09-11312	$—
Bowater Finance Company, Inc.	(2)	09-11314	$—
Bowater South American Holdings, Inc.	(2)	09-11315	$—
Bowater America Inc. (BAI)		09-11316	$2,722
Lake Superior Forest Products Inc.	(2)	09-11317	$—
Bowater Canada Finance Corporation	(2)	09-11319	$—
Bowater Canadian Holdings Incorporated	(2)	09-11320	$—
AbitibiBowater Canada Inc.		09-11321	$10,077
Bowater Canadian Forest Products Inc.		09-11322	$38,247
Bowater Maritimes Inc.	(2)	09-11324	$—
Bowater LaHave Corporation	(2)	09-11325	$—
Bowater Canadian Limited	(2)	09-11326	$—
Bowater Nuway Inc.		09-11328	$2
Bowater Nuway Mid-States Inc.		09-11329	$3
Bowater Ventures Inc.	(2)	09-11330	$—
AbitibiBowater US Holding 1 Corp	(2)	09-11331	$—
ABH LLC 1	(2)	09-14485	$—
ABH Holding Company LLC	(2)	09-14487	$—
Total Disbursements			$205,598

Notes:

(1)	Disbursement amounts in the bank accounts include all payments issued during the period, excluding inter-company cash settlements and transfers between accounts of $ 1.3 billion, and $ 37.0 million in currency exchange. Any disbursements made in Canadian Dollars have been converted to USD at month-end exchange rates.
(2)	Indicates Debtor entities that have no disbursements or have disbursements of $500 or less to report during the period.

re: Abitibibowater Inc.	Chapter 11
Case No. 09-11296
Debtor

MOR-3

Schedule of Debtors Bank Account Balances

(Dollars in Thousands)

Case #		Debtor Entity	Bank Name	Bank Account Ending In:	Curr $	Bank Balance @ December 31, 2009
09	11298	Donohue Corp (DNC)	Bank of America	6296	USD	$701
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	1568	USD	$12,186
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	1576	USD	$425
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	6171	USD	$—
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	2316	USD	$47
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	2696	USD	$0
09	11301	Alabama River Newsprint Company	Regions	8852	USD	$30
09	11301	Alabama River Newsprint Company	Regions	8852-I	USD	$1,321
09	11301	Alabama River Newsprint Company	Regions	6609	USD	$1
09	11301	Alabama River Newsprint Company	Regions	2789	USD	$3
09	11301	Alabama River Newsprint Company	Regions	5391	USD	$—
09	11302	Abitibi-Consolidated Corporation	Bank of America	6482	USD	$64
09	11302	Abitibi-Consolidated Corporation	Bank of America	9128	USD	$0
09	11302	Abitibi-Consolidated Corporation	Bank of America	2704	USD	$—
09	11302	Abitibi-Consolidated Corporation	Bank of America	8511	USD	$8
09	11302	Abitibi-Consolidated Corporation	Bank of America	0430	USD	$348
09	11302	Abitibi-Consolidated Corporation	Bank of America	0429	USD	$18
09	11302	Abitibi-Consolidated Corporation	Bank of America	7832	USD	$49
09	11302	Abitibi-Consolidated Corporation	Bank of America	9656	USD	$0
09	11302	Abitibi-Consolidated Corporation	Bank of America	2388	USD	$22
09	11303	Augusta Woodlands LLC	Wachovia	7669	USD	$—
09	11303	Augusta Woodlands LLC	Bank of America	3020	USD	$273
09	11305	Abitibi-Consolidated Finance LP	CIBC	4615	USD	$51
09	11306	Bowater Newsprint South LLC	Wachovia	7229	USD	$1
09	11307	Bowater Newsprint South Ops (BNSO)	Regions Bank	9429	USD	$4
09	11309	Bowater Alabama (BALI)	Coosa Pines Federal Credit Union	2022	USD	$111
09	11311	Bowater Incorporated (BI)	Wachovia	9066	USD	$41,257
09	11311	Bowater Incorporated (BI)	Wachovia	3394	USD	$—
09	11311	Bowater Incorporated (BI)	Wachovia	7224	USD	$2
09	11311	Bowater Incorporated (BI)	Wachovia London	8026	USD	$3
09	11311	Bowater Incorporated (BI)	Wachovia London	8036	GBP	$960
09	11311	Bowater Incorporated (BI)	Wachovia London	8166	EUR	$247
09	11311	Bowater Incorporated (BI)	Bank of America	2618	USD	$1,589
09	11311	Bowater Incorporated (BI)	Bank of America	5097	USD	$2
09	11311	Bowater Incorporated (BI)	Wells Fargo	0687	USD	$340
09	11311	Bowater Incorporated (BI)	Wells Fargo	3255	USD	$—
09	11311	Bowater Incorporated (BI)	Wells Fargo	3274	USD	$—
09	11311	Bowater Incorporated (BI)	Wells Fargo	3289	USD	$—
09	11311	Bowater Incorporated (BI)	Wells Fargo	3293	USD	$—
09	11311	Bowater Incorporated (BI)	Bank of New York	3002	USD	$365,327
09	11311	Bowater Incorporated (BI)	Bank of New York	5679	USD	$—
09	11311	Bowater Incorporated (BI)	Bank of New York	5229	USD	$—
09	11311	Bowater Incorporated (BI)	Bank of New York	6153	USD	$3,416
09	11311	Bowater Incorporated (BI)	Regions Bank	3536	USD	$21
09	11311	Bowater Incorporated (BI)	BB&T	1324	USD	$5
09	11311	Bowater Incorporated (BI)	BB&T	6446	USD	$65
09	11311	Bowater Incorporated (BI)	SunTrust	1261	USD	$84
09	11311	Bowater Incorporated (BI)	JPMorgan Chase	4478	USD	$165
09	11311	Bowater Incorporated (BI)	Arrowpoint Fed CU	2195	USD	$0
09	11311	Bowater Incorporated (BI)	Carolina First	2882	USD	$7
09	11311	Bowater Incorporated (BI)	Wachovia	9438	USD	$15,000

re: Abitibibowater Inc.	Chapter 11
Case No. 09-11296
Debtor

MOR-3 (Continued)

Schedule of Debtors Bank Account Balances

(Dollars in Thousands)

Case #		Debtor Entity	Bank Name	Bank Account Ending In:	Curr $	Bank Balance @ December 31, 2009
09	11314	Bowater Finance Company Inc.	Wachovia	7062	USD	$3
09	11317	Lake Superior Forest Products Inc.	Bank of America	1105	USD	$1
09	11319	Bowater Canada Finance Corporation	Wachovia	7892	USD	$1
09	11319	Bowater Canada Finance Corporation	Wachovia	9074	USD	$0
09	11319	Bowater Canada Finance Corporation	Wachovia	7143	USD	$1
09	11320	Bowater Canadian Holdings Incorporated	Wachovia	9382	USD	$652
09	11320	Bowater Canadian Holdings Incorporated	Toronto Dominion	5387	CAD	$12
09	11321	AbitibiBowater Canada Inc.	Wachovia	7711	USD	$1
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	0135	USD	$7,276
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	2181	CAD	$3,637
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	0811	CAD	$15
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	5945	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	8611	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	5990	USD	$674
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	9511	CAD	$1,280
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	7609	CAD	$130
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	1445	USD	$126
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	2392	USD	$68
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	4845	USD	$37
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	6782	CAD	$3,040
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	9460	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	9428	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	9444	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	7762	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	8039	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	3089	CAD	$380
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	7746	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	7754	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of America	0351	USD	$601
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of America	3801	USD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of America	0364	USD	$166
09	11322	Bowater Canadian Forest Products (BCFPI)	Banque Nationale du Canada	0027	CAD	$118
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Nova Scotia	5412	CAD	$1
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Nova Scotia	4114	CAD	$514
09	11322	Bowater Canadian Forest Products (BCFPI)	Wachovia	9531	USD	$1
09	11322	Bowater Canadian Forest Products (BCFPI)	Wachovia London	8036	GBP	$705
09	11322	Bowater Canadian Forest Products (BCFPI)	Lloyds of London	2394	GBP	$342
09	11322	Bowater Canadian Forest Products (BCFPI)	Lloyds of London	9992	GBP	$16
09	11324	Bowater Maritime Inc (DAL)	Bank of Montreal	5982	USD	$41
09	11324	Bowater Maritime Inc (DAL)	Bank of Montreal	5889	CAD	$193
09	11324	Bowater Maritime Inc (DAL)	Bank of Montreal	8603	CAD	$—
09	11325	Bowater LaHave Corporation	Wachovia	6638	USD	$42
09	11326	Bowater Canadian Limited	CIBC	5917	CAD	$20
09	11326	Bowater Canadian Limited	CIBC	6918	CAD	$753
09	11328	Bowater Nuway Inc (BEN)	Wachovia	6806	USD	$1
09	11330	Bowater Ventures Inc	Wachovia	9612	USD	$1
09	11330	Bowater Ventures Inc	Wachovia	7148	USD	$1
09	11331	AbitibiBowater US Holding 1 Corp	Wachovia	9155	USD	$1

In re Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-4

Schedule of Professional Fees and Expenses Paid (1)

For the Period December 1, 2009 to December 31, 2009

Professional Firm	Amount Paid This Period	Cumulative Amount Paid
Paul, Weiss, Rifkind, Wharton & Garrison LLP	$1,251,780	$5,164,723
Young Conaway Stargatt & Taylor, LLP	$151,926	$652,092
Deloitte Tax LLP	$609,105	$1,034,436
Ernst & Young LLP	$89,794	$453,744
Troutman Sanders LLP	$276,724	$901,116
PricewaterhouseCoopers LLP, U.S.	$76,498	$382,490
Huron Consulting LLC	$1,057,135	$1,917,461
Blackstone Advisory Services L.P.	$393,500	$2,050,231
Hogan Hartson LLP	$13,831	$69,220

Totals	$3,920,293	$12,625,513

Notes:
(1) Professional fees include payments to professionals or consultants not in the ordinary course.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-5

Declaration Regarding the Reconciliation of the Debtors’ Bank Accounts

            As of December 31st, 2009

William G. Harvey hereby declares under penalty of perjury:

1.	I am the Executive Vice President and Chief Financial Officer for Abitibibowater Inc, et al., the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business, affairs and books and records.

2.	I am authorized to submit this Declaration of behalf of the Debtors.

3.	I hereby certify that the bank accounts of the Debtor and all affiliated Debtors are reconciled on a regular and timely basis.

Dated: January 29, 2010	Respectfully submitted,

/s/ William G. Harvey
	By:	William G. Harvey
	Title:	Executive Vice President & Chief Financial Officer

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-6

Debtor Consolidating Balance Sheet

As of December 31st, 2009

	AbitibiBowater Inc.	AbitibiBowater US Holding LLC	Donohue Corp.	Abitibi Consolidated Sales Corporation	Abitibi- Consolidated Alabama Corporation	Alabama River Newsprint Company	Abitibi- Consolidated Corporation	Augusta Woodlands, LLC	Tenex Data Inc.	Abitibi- Consolidated Finance LP	Bowater Newsprint South LLC	Bowater Newsprint South Operations LLC
	09-11296	09-11297	09-11298	09-11299	09-11300	09-11301	09-11302	09-11303	09-11304	09-11305	09-11306	09-11307
ASSETS
Cash and Cash Equivalents	—	—	701,342	12,569,705	—	1,348,231	(1,202,468)	—	—	50,947	—	8,419
Receivables Net	—	—	—	(10,782,502)	4,524,305	638,413	12,845,802	—	—	—	—	11,575,131
Inventories	—	(2,335,313)	—	21,262,376	—	1,028,069	2,645,020	—	—	—	—	10,401,307
Prepaid Expense and Other	1,070	—	—	89,143	—	133,320	11,044,686	—	—	—	—	3,007,631
Note Receivables from Affiliates	377,858,469	—	510,725,320	277,612,556	—	—	92,000,000	—	—	36,210,709	—	—
Income Tax Receivable	—	—	—	—	—	—	—	—	—	—	—	—
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	—	—	—
Total Current Assets	377,859,539	(2,335,313)	511,426,662	300,751,278	4,524,305	3,148,033	117,333,040	—	—	36,261,656	—	24,992,488

Plant and Equipment	—	—	—	12,893,386	898,483	14,931,172	73,643,297	24,877	—	—	—	376,798,030
Less Accumulated Depreciation	—	—	—	(7,739,141)	(898,483)	(9,008,665)	(10,702,589)	—	—	—	—	(192,325,190)
Plant and Equipment - Net	—	—	—	5,154,245	—	5,922,507	62,940,708	24,877	—	—	—	184,472,840

Goodwill / Intangible Assets	—	—	—	37,843	—	—	43,761	—	—	—	—	—
Investment in Subsidiaries	3,152,110,670	688,900,001	1,257,832,309	319,076,397	38,737,239	—	31,483,052	—	—	—	—	—
Other Assets	11,956,371	957	—	13,517,702	—	—	(5,993,262)	—	—	—	—	—
Total Assets	3,541,926,580	686,565,645	1,769,258,971	638,537,465	43,261,544	9,070,540	205,807,299	24,877	—	36,261,656	—	209,465,328

LIABILITIES AND SHAREHOLDERS’ EQUITY
Trade Accounts Payable	—	—	—	2,640,299	(4,259,081)	9,741	4,979,554	(2)	—	—	—	1,074,735
Accrued Liabilities	5,829,212	—	(41,000,993)	63,642,707	2,741	5,828,133	3,771,703	—	—	—	—	4,870,753
Current Portion of Long Term Debt	—	—	—	—	—	—	—	—	—	—	—	—
Due to Affiliates	83,595,600	—	35,711,059	(107,939,204)	(12,441,512)	(142,157)	325,981,426	(4,371,680)	—	(14,129,894)	23,500,000	28,179,305
Income Tax Payable	(30,588,546)	(11,987,501)	9,284,916	12,768,254	(3,999,490)	—	(29,222,290)	(17,890)	—	—	—	—
Total Current Liabilities	58,836,266	(11,987,501)	3,994,982	(28,887,944)	(20,697,342)	5,695,717	305,510,393	(4,389,572)	—	(14,129,894)	23,500,000	34,124,793

Long Term Debt	—	—	—	—	—	—	—	—	—	—	—	—
Reclassification to Current Portion	—	—	—	—	—	—	—	—	—	—	—	—
Long Term Debt Net of Current Installments	—	—	—	—	—	—	—	—	—	—	—	—
Loans from Affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Other Liabilities	(1)	—	—	17,083,667	—	3,489,365	135,499,297	—	—	(3)	2,000,000	(35,436)
Deferred Income Taxes	(1,670,339)	(11,797,935)	(8,927,186)	(41,114,383)	26,782,890	—	(202,989,475)	—	—	—	77,447,000	(5,396,946)
Liabilities Subject to Compromise
Debt	296,279,094	—	—	—	—	—	—	—	—	8,384,967	—	4,583,540
Debt Affiliate	725,156,300	787,337,635	—	464,030,710	262,575,505	—	—	—	—	—	—	—
Accounts Payable	—	—	—	6,800,704	—	1,702,691	4,774,700	—	—	—	—	2,423,377
Other	3,720,828	—	—	20,006,261	(1)	15,854,879	5,686,578	—	—	—	—	9,275,483
Total Liabilities	1,082,322,148	763,552,199	(4,932,204)	437,919,015	268,661,052	26,742,652	248,481,493	(4,389,572)	—	(5,744,930)	102,947,000	44,974,811

Shareholder Equity - Net	2,459,604,432	(76,986,554)	1,774,191,175	200,618,450	(225,399,508)	(17,672,112)	(42,674,194)	4,414,449	—	42,006,586	(102,947,000)	164,490,517

Total Liabilities and Shareholders’ Equity	3,541,926,580	686,565,645	1,769,258,971	638,537,465	43,261,544	9,070,540	205,807,299	24,877	—	36,261,656	—	209,465,328

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustment

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-6 (continued)

Debtor Consolidating Balance Sheet

As of December 31st, 2009

	Bowater Finance II LLC	Bowater Alabama LLC	Coosa Pines Golf Club LLC	Bowater Incorporated	Catawba Property Holdings LLC	Bowater Finance Company Inc.	Bowater South American Holdings Inc.	Bowater America Inc.	Lake Superior Forest Products Inc.	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated	AbitibiBowater Canada Inc.
	09-11308	09-11309	09-11310	09-11311	09-11312	09-11314	09-11315	09-11316	09-11317	09-11319	09-11320	09-11321
ASSETS
Cash and Cash Equivalents	—	111,334	—	414,968,984	—	2,714	—	—	1,056	1,106	664,614	1,977
Receivables Net	—	4,725,148	—	115,750,214	—	—	—	77,111,007	—	—	—	—
Inventories	—	36,630,079	—	99,029,946	—	—	—	2,694,269	—	—	—	—
Prepaid Expense and Other	—	6,637,670	—	39,915,361	—	—	—	—	—	—	—	—
Note Receivables from Affiliates	—	—	—	1,053,932,553	—	30,060,355	—	—	—	—	46,772,255	—
Income Tax Receivable	—	—	—	—	—	—	—	—	—	—	—	—
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	—	—	—
Total Current Assets	—	48,104,231	—	1,723,597,058	—	30,063,069	—	79,805,276	1,056	1,106	47,436,869	1,977

Plant and Equipment	—	465,007,723	1,792,022	2,592,591,034	—	—	—	3,403,000	—	—	—	—
Less Accumulated Depreciation	—	(208,028,730)	(1,537,641)	(1,918,977,743)	—	—	—	(3,403,000)	—	—	—	—
Plant and Equipment - Net	—	256,978,993	254,381	673,613,291	—	—	—	—	—	—	—	—

Goodwill / Intangible Assets	—	—	—	—	—	—	—	9,100,000	—	—	—	—
Investment in Subsidiaries	—	—	—	2,624,211,814	—	(3,010,119)	—	9,675,831	88,917,261	818,915,994	2,789,458,417	1,641,734,485
Other Assets	—	—	—	66,915,002	—	—	—	—	—	1,225,459	—	—
Total Assets	—	305,083,224	254,381	5,088,337,165	—	27,052,950	—	98,581,107	88,918,317	820,142,559	2,836,895,286	1,641,736,462

LIABILITIES AND SHAREHOLDERS’ EQUITY
Trade Accounts Payable	—	6,030,305	—	30,416,451	—	—	—	1,738,331	—	—	—	—
Accrued Liabilities	—	11,142,267	4,350	55,353,372	—	—	—	5,511,809	(11,980,000)	—	(425,940)	5,786
Current Portion of Long Term Debt	—	—	—	163,894,737	—	—	—	—	—	—	—	—
Due to Affiliates	—	(135,351,559)	(248,640)	(762,179,731)	—	(11,188)	—	688,055,692	77,200,683	474,179	1,027,287	5,875,455
Income Tax Payable	—	—	—	45,397,499	—	—	—	—	—	(746,286)	(1)	1
Total Current Liabilities	—	(118,178,987)	(244,290)	(467,117,672)	—	(11,188)	—	695,305,832	65,220,683	(272,107)	601,346	5,881,242

Long Term Debt	—	—	—	—	—	—	—	—	—	—	—	—
Reclassification to Current Portion	—	—	—	—	—	—	—	—	—	—	—	—
Long Term Debt Net of Current Installments	—	—	—	—	—	—	—	—	—	—	—	—
Loans from Affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Other Liabilities	—	712,852	(1)	42,244,944	—	(1)	—	(2)	1	(2)	(39)	(1)
Deferred Income Taxes	—	56,995,190	(55,865)	4,330,121	—	—	—	3,486,730	10,063,421	24,626,401	—	19,880,782
Liabilities Subject to Compromise
Debt	—	—	—	1,607,821,114	—	—	—	—	—	653,193,221	—	—
Debt Affiliate	—	—	—	505,039,211	—	—	—	—	—	—	105,818,986	329,334,714
Accounts Payable	—	12,442,599	—	33,322,127	—	—	—	—	—	—	—	—
Other	—	63,309,816	7	318,072,780	—	—	—	(1)	—	—	—	—
Total Liabilities	—	15,281,470	(300,149)	2,043,712,625	—	(11,189)	—	698,792,559	75,284,105	677,547,513	106,420,293	355,096,737

Shareholder Equity - Net	—	289,801,754	554,530	3,044,624,540	—	27,064,139	—	(600,211,452)	13,634,212	142,595,046	2,730,474,993	1,286,639,725

Total Liabilities and Shareholders’ Equity	—	305,083,224	254,381	5,088,337,165	—	27,052,950	—	98,581,107	88,918,317	820,142,559	2,836,895,286	1,641,736,462

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustment

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-6 (continued)

Debtor Consolidating Balance Sheet

As of December 31st, 2009

	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid-states Inc.	Bowater Ventures Inc.	AbitibiBowater US Holding 1 Corp.	ABH LLC1	ABH Holding Company LLC	Grand Total
	09-11322	09-11324	09-11325	09-11326	09-11328	09-11328	09-11330	09-11331	09-14485	09-14487
ASSETS
Cash and Cash Equivalents	14,831,573	222,640	42,434	734,226	1,265	—	1,411	—	—	—	445,061,510
Receivables Net	108,973,851	146,387	—	—	—	30	—	—	—	—	325,507,786
Inventories	92,725,253	213,163	—	—	—	136,252	—	—	—	—	264,430,421
Prepaid Expense and Other	5,563,884	(1,661)	—	—	—	87,135	—	—	—	—	66,478,239
Note Receivables from Affiliates	479,038,356	—	—	—	482,838,923	—	—	—	250,919,443	—	3,637,968,939
Income Tax Receivable	—	—	—	—	—	—	—	—	—	—	—
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	—	—
Total Current Assets	701,132,917	580,529	42,434	734,226	482,840,188	223,417	1,411	—	250,919,443	—	4,739,446,895

Plant and Equipment	1,584,959,999	8,587,745	—	—	—	23,246,975	—	—	—	—	5,158,777,743
Less Accumulated Depreciation	(1,051,236,691)	(2,587,746)	—	—	—	(18,427,815)	—	—	—	—	(3,424,873,434)
Plant and Equipment - Net	533,723,308	5,999,999	—	—	—	4,819,160	—	—	—	—	1,733,904,309

Goodwill / Intangible Assets	46,899,000	—	—	—	—	—	—	—	—	—	56,080,604
Investment in Subsidiaries	966,883,868	—	79,809,309	7,389,333	5,100,000	—	820,283	—	—	250,919,443	14,768,965,587
Other Assets	68,884,031	10,197,445	—	—	—	—	—	—	—	—	166,703,705
Total Assets	2,317,523,124	16,777,973	79,851,743	8,123,559	487,940,188	5,042,577	821,694	—	250,919,443	250,919,443	21,465,101,100

LIABILITIES AND SHAREHOLDERS’ EQUITY
Trade Accounts Payable	7,923,864	6,825	—	—	1	58	—	—	—	—	50,561,081
Accrued Liabilities	54,674,449	48,654	—	—	15,809	173,187	—	—	—	—	157,467,999
Current Portion of Long Term Debt	42,105,263	—	—	—	—	—	—	—	—	—	206,000,000
Due to Affiliates	(136,110,259)	51,473,606	—	14,238	(2,250,825)	73,308,658	128,110	—	—	—	219,348,649
Income Tax Payable	(219,619)	(9,672)	—	114,630	—	—	—	—	—	—	(9,225,995)
Total Current Liabilities	(31,626,302)	51,519,413	—	128,868	(2,235,015)	73,481,903	128,110	—	—	—	624,151,734

Long Term Debt	—	—	—	—	—	—	—	—	—	—	—
Reclassification to Current Portion	—	—	—	—	—	—	—	—	—	—	—
Long Term Debt Net of Current Installments	—	—	—	—	—	—	—	—	—	—	—
Loans from Affiliates	—	—	—	—	—	—	—	—	—	—	—
Other Liabilities	56,044,373	(211,827)	(1)	(1)	(3)	100,002	1	—	—	—	256,927,184
Deferred Income Taxes	34,215	132,576	—	(112,252)	(794,126)	8,388,413	—	—	—	—	(40,690,768)
Liabilities Subject to Compromise											—
Debt	400,332,361	—	—	—	—	—	—	—	—	—	2,970,594,297
Debt Affiliate	364,128,201	149,699,074	—	—	—	—	—	—	—	—	3,693,120,336
Accounts Payable	34,105,783	1,288,435	—	—	50,347	81,015	—	—	—	—	96,991,778
Other	135,923,903	48,053,680	—	—	(2)	72,824	(1)	—	—	—	619,977,034
Total Liabilities	958,942,534	250,481,351	(1)	16,615	(2,978,799)	82,124,157	128,110	—	—	—	8,221,071,595

Shareholder Equity - Net	1,358,580,590	(233,703,378)	79,851,744	8,106,944	490,918,987	(77,081,580)	693,584	—	250,919,443	250,919,443	13,244,029,505

Total Liabilities and Shareholders’ Equity	2,317,523,124	16,777,973	79,851,743	8,123,559	487,940,188	5,042,577	821,694	—	250,919,443	250,919,443	21,465,101,100

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-7

Debtor Consolidating Statement of Operations

For the Period December 1st, 2009 to December 31st, 2009

	AbitibiBowater Inc.	AbitibiBowater US Holding LLC	Donohue Corp.	Abitibi Consolidated Sales Corporation	Abitibi- Consolidated Alabama Corporation	Alabama River Newsprint Company	Abitibi- Consolidated Corporation	Augusta Woodlands, LLC	Tenex Data Inc.	Abitibi- Consolidated Finance LP	Bowater Newsprint South LLC	Bowater Newsprint South Operations LLC
	09-11296	09-11297	09-11298	09-11299	09-11300	09-11301	09-11302	09-11303	09-11304	09-11305	09-11306	09-11307
Statement of Operations
Sales - Net	—	—	—	114,353,562	13,914	13,772	(1,928)	—	—	—	—	10,216,673
Cost of Sales	—	2,335,313	—	113,503,978	13,772	93,334	(7,732,796)	—	—	—	—	9,049,482
Gross Profit (Loss)	—	(2,335,313)	—	849,584	142	(79,562)	7,730,868	—	—	—	—	1,167,191
Operating Expenses
Selling, General and Administrative	9,158,441	—	—	2,929,413	—	—	50	—	—	—	1,200,000	11,852
Research and Development	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring and other Costs	1,000,000	—	—	756,114	—	—	178,807	—	—	—	—	—
Total Operating Expenses	10,158,441	—	—	3,685,527	—	—	178,857	—	—	—	1,200,000	11,852
Operating Income (Loss)	(10,158,441)	(2,335,313)	—	(2,835,943)	142	(79,562)	7,552,011	—	—	—	(1,200,000)	1,155,339

Interest Income (Expense)	—	—	746,326	662,067	(1,372,231)	228	(3,646)	—	—	(51,473)	—	—
Other Income (Expense) Net	(35,093)	—	(45,335)	(1,427,414)	—	(344,736)	(916)	—	—	(116,108)	—	(203)
Equity in Earnings of Subs	—	—	—	4,841,224	(182,452,511)	—	—	—	—	—	—	—
Income Before Taxes	(10,193,534)	(2,335,313)	700,991	1,239,934	(183,824,600)	(424,070)	7,547,449	—	—	(167,581)	(1,200,000)	1,155,136

Income Tax Expense	—	—	—	—	—	—	—	—	—	—	—	—

Net Income before Discontinued Operations	(10,193,534)	(2,335,313)	700,991	1,239,934	(183,824,600)	(424,070)	7,547,449	—	—	(167,581)	(1,200,000)	1,155,136
Discontinued Operations	—	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	(10,193,534)	(2,335,313)	700,991	1,239,934	(183,824,600)	(424,070)	7,547,449	—	—	(167,581)	(1,200,000)	1,155,136

NOTE 1: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-7 (continued)

Debtor Consolidating Statement of Operations

For the Period December 1st, 2009 to December 31st, 2009

	Bowater Finance II LLC	Bowater Alabama LLC	Coosa Pines Golf Club LLC	Bowater Incorporated	Catawba Property Holdings LLC	Bowater Finance Company Inc.	Bowater South American Holdings Inc.	Bowater America Inc.	Lake Superior Forest Products Inc.	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated	AbitibiBowater Canada Inc.
	09-11308	09-11309	09-11310	09-11311	09-11312	09-11314	09-11315	09-11316	09-11317	09-11319	09-11320	09-11321
Statement of Operations
Sales - Net	—	21,590,645	—	88,182,951	—	—	—	79,080,967	—	—	—	—
Cost of Sales	—	22,368,438	(3,058)	36,590,583	—	—	—	79,973,503	—	—	—	—
Gross Profit (Loss)	—	(777,793)	3,058	51,592,368	—	—	—	(892,536)	—	—	—	—
Operating Expenses
Selling, General and Administrative	—	166,877	—	5,696,318	—	—	—	437,939	—	—	—	—
Research and Development	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring and other Costs	—	—	—	(2,979,482)	—	—	—	—	—	—	—	—
Total Operating Expenses	—	166,877	—	2,716,836	—	—	—	437,939	—	—	—	—
Operating Income (Loss)	—	(944,670)	3,058	48,875,532	—	—	—	(1,330,475)	—	—	—	—

Interest Income (Expense)	—	(170)	—	(2,792,222)	—	—	—	—	(18)	(3,966,802)	(554,294)	(31)
Other Income (Expense) Net	—	174,234	—	(1,064,259)	—	—	—	51,040	46,311	(74,028)	(37,405)	(70,841)
Equity in Earnings of Subs	—	—	—	—	—	—	—	—	(1,066,000)	—	—	—
Income Before Taxes	—	(770,606)	3,058	45,019,051	—	—	—	(1,279,435)	(1,019,707)	(4,040,830)	(591,699)	(70,872)

Income Tax Expense	—	—	—	(2,834)	—	—	—	31,667	—	(1,626,362)	—	1,017,303

Net Income before Discontinued Operations	—	(770,606)	3,058	45,016,217	—	—	—	(1,247,768)	(1,019,707)	(5,667,192)	(591,699)	946,431
Discontinued Operations	—	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	—	(770,606)	3,058	45,016,217	—	—	—	(1,247,768)	(1,019,707)	(5,667,192)	(591,699)	946,431

NOTE 1: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-7 (continued)

Debtor Consolidating Statement of Operations

For the Period December 1st, 2009 to December 31st, 2009

	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid-states Inc.	Bowater Ventures Inc.	AbitibiBowater US Holding 1 Corp.	ABH LLC1	ABH Holding Company LLC	Grand Total
	09-11322	09-11324	09-11325	09-11326	09-11328	09-11328	09-11330	09-11331	09-14485	09-14487
Statement of Operations
Sales - Net	42,949,985	(9,116)	—	—	—	(38,050)	—	—	—	—	356,353,375
Cost of Sales	64,387,196	138,769	—	—	16,934	(23,635)	—	—	—	—	320,711,813
Gross Profit (Loss)	(21,437,211)	(147,885)	—	—	(16,934)	(14,415)	—	—	—	—	42,341,562
Operating Expenses
Selling, General and Administrative	(1,072,937)	—	—	—	—	(231)	—	—	—	—	18,527,722
Research and Development	—	—	—	—	—	—	—	—	—	—	—
Restructuring and other Costs	22,858,095	—	—	—	(2,434,792)	—	—	—	—	—	19,378,742
Total Operating Expenses	21,785,158	—	—	—	(2,434,792)	(231)	—	—	—	—	44,606,464
Operating Income (Loss)	(43,222,369)	(147,885)	—	—	2,417,858	(14,184)	—	—	—	—	(2,264,902)

Interest Income (Expense)	(2,740,737)	(1,219,094)	(444)	(5)	—	—	(32)	—	—	—	(11,292,578)
Other Income (Expense) Net	8,300,740	20,352	—	—	(932)	9	—	—	—	—	5,375,416
Equity in Earnings of Subs	(153,817)	—	—	—	—	—	—	—	—	—	(178,831,104)
Income Before Taxes	(37,816,183)	(1,346,627)	(444)	(5)	2,416,926	(14,175)	(32)	—	—	—	(187,013,168)

Income Tax Expense	—	—	—	—	—	—	—	—	—	—	(580,226)

Net Income before Discontinued Operations	(37,816,183)	(1,346,627)	(444)	(5)	2,416,926	(14,175)	(32)	—	—	—	(187,593,394)
Discontinued Operations	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	(37,816,183)	(1,346,627)	(444)	(5)	2,416,926	(14,175)	(32)	—	—	—	(187,593,394)

NOTE 1: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-8

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of December 31st, 2009

Joel P. Ihrig hereby declares under penalty of perjury:

1.	I am the Vice President of Taxation for Abitibibowater Inc, et al., the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business, affairs and books and records.

2.	I am authorized to submit this Declaration of behalf of the Debtors.

3.	To the best of my knowledge, I certify that the Debtor and all affiliated Debtors have paid all taxes from December 1st, 2009, through December 31st, 2009, the end of this reporting period.

Dated: January 29th, 2010	Respectfully submitted,

/s/ Joel P. Ihrig
By: Joel P. Ihrig
Title: Vice President Taxation

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-9

Combined Listing of Post-Petition Aged Accounts Payable

As of December 31st, 2009

(Dollars in Thousands)

		Number of Days Outstanding
	Notes	0-30	31-60	61-90	Over 90	Totals
Accounts Payable	(1)	$41,005	$5,713	$2,326	$1,517	$50,561
						0
						0

Total Post-Petition Payables		$41,005	$5,713	$2,326	$1,517	$50,561

Notes:

(1)	The post-petition accounts payable reported represents open and outstanding trade vendor invoices, based on invoice date, that have been entered into the Debtors’ accounts payable system. These amounts do not include any payables based on accruals for which invoices have not been received nor services performed.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-10

Combined Listing of Aged Accounts Receivable

As of December 31st, 2009

(Dollars in Thousands)

	Number of Days Outstanding
	Notes	Current	1-30	31-60	61-90	Over 90	Totals
Accounts Receivable	(1)	$181,385	$27,633	$1,889	$2,598	$22,673	$236,179
Other Receivables	(2)	$84,057	$—	$—	$—	$14,886	$98,943

Totals	(3)	$265,443	$27,633	$1,889	$2,598	$37,559	$335,122

		79.2%	8.2%	0.6%	0.8%	11.2%	100.0%

Notes:

(1)	All amounts have been converted to U.S. Dollars.
(2)	Other receivables primarily include:

-A/R Excise/Commodity Taxes - $ 11.5 million

-A/R Black Liquid Fuel Credit Program - $ 13.7 million

-A/R Roads/Land Refurb Credit - $ 14.9 million

-Other A/R miscellaneous items - $ 58.8 million

(3)	The accounts receivable stated above does not include any provisions for bad debt. The allowance for bad debt is approximately $ 9.6 million.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR - 11

Summary of Debtors Post-Petition Intercompany Receivables and Payables

		November 30, 2009			December 31, 2009			Change
		Intercompany	Intercompany		Intercompany	Intercompany		Intercompany	Intercompany
Case #	Debtor Entity	Balances	Notes	Total	Balances	Notes	Total	Balances	Notes	Total

09-11296	AbitibiBowater Incorporated	(75,505,299)	(347,298,131)	(422,803,430)	(75,995,600)	(347,297,831)	(423,293,431)	(490,301)	300	(490,001)
09-11297	AbitibiBowater US Holding LLC	0	(787,337,635)	(787,337,635)	0	(787,337,635)	(787,337,635)	0	0	0
09-11298	Donohue Corp.	(35,761,328)	529,844,107	494,082,779	(35,761,328)	530,590,433	494,829,105	0	746,326	746,326
09-11299	Abitibi Consolidated Sales Corporation	17,035,176	(187,048,027)	(170,012,851)	19,058,349	(186,418,768)	(167,360,419)	2,023,173	629,259	2,652,432
09-11300	Abitibi-Consolidated Alabama Corporation	12,852,309	(261,203,274)	(248,350,965)	12,583,669	(262,575,505)	(249,991,836)	(268,640)	(1,372,231)	(1,640,871)
09-11301	Alabama River Newsprint Company	0	0	0	0	0	0	0	0	0
09-11302	Abitibi-Consolidated Corporation	(284,162,373)	52,000,000	(232,162,373)	(285,981,426)	52,000,000	(233,981,426)	(1,819,053)	0	(1,819,053)
09-11303	Augusta Woodlands, LLC	4,371,680	40,000,000	44,371,680	4,371,680	40,000,000	44,371,680	0	0	0
09-11304	Tenex Data Inc.	0	0	0	0	0	0	0	0	0
09-11305	Abitibi- Consolidated Finance LP	14,168,902	36,311,051	50,479,953	14,129,894	36,414,247	50,544,141	(39,008)	103,196	64,188
09-11306	Bowater Newsprint South LLC	(22,300,000)	0	(22,300,000)	(22,300,000)	0	(22,300,000)	0	0	0
09-11307	Bowater Newsprint South Operations LLC	(28,513,640)	0	(28,513,640)	(28,179,305)	0	(28,179,305)	334,335	0	334,335
09-11308	Bowater Finance II LLC	0	0	0	0	0	0	0	0	0
09-11309	Bowater Alabama LLC	135,579,913	0	135,579,913	135,102,919	0	135,102,919	(476,994)	0	(476,994)
09-11310	Coosa Pines Golf Club LLC	261,494	0	261,494	248,640	0	248,640	(12,854)	0	(12,854)
09-11311	Bowater Incorporated	757,259,862	520,891,334	1,278,151,196	760,006,098	540,990,943	1,300,997,041	2,746,236	20,099,609	22,845,845
09-11312	Catawba Property Holdings LLC	0	0	0	0	0	0	0	0	0
09-11314	Bowater Finance Company Inc.	11,188	30,060,355	30,071,543	11,188	30,060,355	30,071,543	0	0	0
09-11315	Bowater South American Holdings Inc.	0	0	0	0	0	0	0	0	0
09-11316	Bowater America Inc.	(687,828,430)	0	(687,828,430)	(688,055,692)	0	(688,055,692)	(227,262)	0	(227,262)
09-11317	Lake Superior Forest Products Inc.	(77,291,409)	0	(77,291,409)	(77,200,683)	0	(77,200,683)	90,726	0	90,726
09-11319	Bowater Canada Finance Corporation	(472,891)	0	(472,891)	(474,179)	0	(474,179)	(1,288)	0	(1,288)
09-11320	Bowater Canadian Holdings Incorporated	(1,002,201)	(55,614,764)	(56,616,965)	(1,027,287)	(60,959,845)	(61,987,132)	(25,086)	(5,345,081)	(5,370,167)
09-11321	AbitibiBowater Canada Inc.	(5,859,720)	(329,334,714)	(335,194,434)	(5,875,455)	(329,334,714)	(335,210,169)	(15,735)	0	(15,735)
09-11322	Bowater Canadian Forest Products Inc.	150,365,516	130,920,130	281,285,646	148,654,018	112,269,561	260,923,579	(1,711,498)	(18,650,569)	(20,362,067)
09-11324	Bowater Maritimes Inc.	(51,400,443)	(147,996,529)	(199,396,972)	(51,473,606)	(149,699,074)	(201,172,680)	(73,163)	(1,702,545)	(1,775,708)
09-11325	Bowater LaHave Corporation	0	0	0	0	0	0	0	0	0
09-11326	Bowater Canadian Limited	(14,199)	0	(14,199)	(14,238)	0	(14,238)	(39)	0	(39)
09-11328	Bowater Nuway Inc.	2,237,212	482,838,823	485,076,035	2,250,825	482,838,823	485,089,648	13,613	0	13,613
09-11329	Bowater Nuway Mid-states Inc.	(73,249,074)	0	(73,249,074)	(73,308,658)	0	(73,308,658)	(59,584)	0	(59,584)
09-11330	Bowater Ventures Inc.	(128,110)	0	(128,110)	(128,110)	0	(128,110)	0	0	0
09-11331	AbitibiBowater US Holding 1 Corp.	0	0	0	0	0	0	0	0	0
09-14485	ABH LLC 1		0	0	0	250,919,443	250,919,443	0	250,919,443	250,919,443
09-14487	ABH Holding Company LLC	0	0	0	0	0	0	0	0	0

	Canadian Debtors	306,936,877	373,984,284	680,921,161	277,648,293	123,793,174	401,441,467	(29,288,584)	(250,191,110)	(279,479,694)

	Non-Filing Companies	(57,591,012)	(81,017,010)	(138,608,022)	(28,290,006)	(76,253,607)	(104,543,613)	29,301,006	4,763,403	34,064,409

	Total	0	0	0	0	0	0	0	0	0

In re Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-12

Debtors’ Questionnaire

For the Period December 1st, 2009 to December 31st, 2009

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this period? If yes, provide an explanation below.	☐	☒

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	☐	☒

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	☒	☐

4. Are workers compensation, general liability and other necessary Insurance coverage in effect? If no, provide an explanation below.	☒	☐

5.      Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

	☐	☒

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-12a

Supplement to Debtors’ Questionnaire

For Period December 1st, 2009 to December 31st, 2009

Listing of bank accounts opened during the reporting period.

Debtor	Bank Name	Date Opened
(none)